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                                                                    EXHIBIT 23.1


                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 333-76287 on Form S-4, and in Registration Statement No.'s 333-33448, 333-75557, 333-64728 and 333-65410 each on Form S-8, of Packaged Ice, Inc. of our report dated February 26, 2003, appearing in this Annual Report on Form 10-K of Packaged Ice, Inc. for the year ended December 31, 2002.



DELOITTE & TOUCHE LLP
Houston, Texas
March 19, 2003